                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of The Buckle, Inc. (the "Company") on Form 10-Q for the period ended August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis
H. Nelson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ DENNIS H. NELSON
                                                    ----------------------------
                                                                Dennis H. Nelson
                                                         Chief Executive Officer
                                                                 August 28, 2002